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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549






                             FORM 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 21, 1998
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                    FIRST EVERGREEN CORPORATION
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     (Exact name of registrant as specified in its charter)




    Delaware             2-94209                   36-2952700
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(State or other   (Commission File Number)       (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)



3101 W. 95th Street   Evergreen Park, Illinois          60805
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (708) 422-6700

                               N/A
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 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On April 21, 1998, First Evergreen Corporation, a Delaware corporation ("First Evergreen"), and Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which First Evergreen will be merged with and into Old Kent, with Old Kent as the surviving corporation (the "Merger"). Under the Merger Agreement, each share of the common stock, par value $25 per share, of First Evergreen ("First Evergreen Common Stock") outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 30.5059 shares of the common stock, par value $1 per share, of Old Kent ("Old Kent Common Stock").

     The Merger is intended to qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended, and to be accounted for under the pooling-of-interests method of accounting.

     Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement by the stockholders of First Evergreen;
(ii) receipt of requisite regulatory approvals; (iii) receipt by each of First Evergreen and Old Kent of an opinion of counsel as to the tax treatment of certain aspects of the Merger; (iv) receipt by Old Kent of a letter from First Evergreen's independent accountants to the effect that First Evergreen is eligible to participate in a pooling-of-interests combination and a letter from its independent accountants to the effect that the Merger should be treated as a pooling-of-interests for accounting purposes; and (v) satisfaction of certain other conditions.

     The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit
2.1 hereto and which is incorporated by reference herein.

     In connection with the Merger Agreement, First Evergreen and Old Kent entered into a Stock Option Agreement, dated April 21, 1998 (the "Stock Option Agreement") pursuant to which First Evergreen granted to Old Kent an option (the "Option") to purchase, under certain circumstances, up to 80,012 shares of First Evergreen Common Stock at a price, subject to certain adjustments, of $1,067.00 per share. The Stock Option Agreement provides that in no event may the number of shares for which the Option is exercisable exceed 19.99% of the issued and outstanding shares of First Evergreen Common Stock. The Option was granted by First Evergreen as a condition and inducement to Old Kent to enter into the Merger Agreement. Under certain circumstances, First Evergreen may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option.

     The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as Exhibit 2.2 hereto and which is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     2.1  Agreement and Plan of Merger, dated as of April 21,
          1998, between Old Kent Financial Corporation and First
          Evergreen Corporation.

     2.2  Stock Option Agreement, dated as of April 21, 1998, by and between Old Kent Financial Corporation, as grantee,
          and First Evergreen Corporation, as issuer.
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST EVERGREEN CORPORATION



Date: April 27, 1998        By: /s/ Stephen M. Hallenbeck
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                              Stephen M. Hallenbeck
                              Secretary/Treasurer
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                         EXHIBIT INDEX

Exhibit
Number             Description
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 2.1            Agreement and Plan of Merger, dated as of April
                21,1998, between Old Kent Financial Corporation and First Evergreen Corporation.

 2.2            Stock Option Agreement, dated as of April 21,
                1998, by and between Old Kent Financial
                Corporation, as grantee, and First Evergreen
                Corporation, as issuer.